                                                                    EXHIBIT 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

          Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
          ss.1350)

          Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18 U.S.C.
          ss.1350), the undersigned,  Francine M. Tomlinson, Principal Financial
          Manager of  Nutrition  Management  Services  Company,  a  Pennsylvania
          corporation  (the "Company"),  does hereby certify,  to her knowledge, that:

          The Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of the Company (the "Report") fully complies with the  requirements of section 13 (a) or 15 (d) of the  Securities  Exchange Act of 1934, and
          the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                             /s/ Francine Tomlinson
                                             -----------------------------------
                                             Francine M. Tomlinson
                                             Principal Financial Manager

          May 23, 2005